                   THIS PAGE MUST BE KEPT WITH THE DOCUMENT.



                      SECOND AMENDMENT TO LOAN AGREEMENT

04/25/97 12:13 pm

                                                                    Exhibit 10.3

                      SECOND AMENDMENT TO LOAN AGREEMENT


          THIS SECOND AMENDMENT TO LOAN AGREEMENT (this "Amendment"), dated as of the 16th day of January, 1996 (the "Amendment Date"), by and among CHARTER COMMUNICATIONS ENTERTAINMENT I, L.P., a Delaware limited partnership (the "Borrower"), TORONTO DOMINION (TEXAS), INC., CHEMICAL BANK, CIBC INC., CREDIT LYONNAIS CAYMAN ISLAND BRANCH, NATIONSBANK, N.A. (F/K/A NATIONSBANK, N.A. (CAROLINAS)), BANQUE PARIBAS, UNION BANK, CORESTATES BANK, N.A., THE LONG-TERM CREDIT BANK OF JAPAN, LTD., MERCANTILE BANK OF ST. LOUIS NATIONAL ASSOCIATION, NATWEST BANK N.A., FIRST NATIONAL BANK OF MARYLAND, VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST (F/K/A VAN KAMPEN MERRITT PRIME RATE INCOME TRUST), BANQUE FRANCAISE DU COMMERCE EXTERIEUR, PRIME INCOME TRUST, SENIOR DEBT PORTFOLIO AND MERRILL LYNCH SENIOR FLOATING RATE FUND, INC. (together with any financial institution which subsequently becomes a `Bank' under the Loan Agreement, as such term is defined therein, the "Banks"), TORONTO DOMINION (TEXAS), INC. and CHEMICAL BANK, as Documentation Agents (in such capacity, the "Documentation Agents"), TORONTO DOMINION (TEXAS), INC., CHEMICAL BANK, CIBC INC., CREDIT LYONNAIS CAYMAN ISLAND BRANCH, and NATIONSBANK, N.A. (F/K/A NATIONSBANK, N.A. (CAROLINAS)), as Managing Agents (collectively in such capacity, the "Managing Agents"), BANQUE PARIBAS and UNION BANK, as Co-Agents (collectively in such capacity, the "Co-Agents") and TORONTO DOMINION (TEXAS), INC., as Administrative Agent for the Documentation Agents, the Managing Agents, the Co-Agents and the Banks (the "Administrative Agent," and together with the Documentation Agents, the Managing Agents and the Co-Agents, the "Agents"),

                             W I T N E S S E T H:
                             -------------------

          WHEREAS, the Agents, the Borrower, and certain of the Banks are parties to that certain Amended and Restated Loan Agreement dated as of September 29, 1995, as amended by that certain First Amendment to Loan Agreement dated as of October 31, 1995 (as further amended, modified and supplemented from time to time, the "Loan Agreement"); and

          WHEREAS, Prime Income Trust, Senior Debt Portfolio and Merrill Lynch Senior Floating Rate Fund, Inc. (collectively, the "New Banks") desire to become "Banks" under the Loan Agreement by purchasing pro rata assignments of portions of the Fund Loan Commitment and outstanding Fund Loans currently held by Toronto Dominion (Texas), Inc. and Chemical Bank, as more fully set forth in that certain Master Assignment and Assumption Agreement of even date by and among each of the New Banks, Toronto Dominion (Texas), Inc. and Chemical Bank with respect to the Loan Agreement; and

          WHEREAS, the parties to the Loan Agreement, including, without limitation, the New Banks, desire to amend the Loan Agreement as more fully set forth herein;

          NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement, and further agree as follows:

          1.   Amendments to Article 1.
               -----------------------

          (a)  Article 1 of the Loan Agreement, Definitions, is hereby amended
                                                -----------
     by deleting the existing definitions of "Commitment Ratios," "Fund Loan
                                              -----------------    ---------
     Notes," "Notes," "Revolving Loan Notes" and "Term Loan Notes" in their
     -----    -----    --------------------       ---------------
     entireties and by substituting the following therefor:

               "`Commitment Ratios' shall mean the percentages in which the
                 -----------------
          Banks are severally bound to make Advances to the Borrower under the respective Commitments, as set forth below (together with dollar amounts) as of the date of the Second Amendment to this Agreement:

                                      Portion of
                       Portion of      Revolving      Portion of                    Term Loan     Revolving Loan     Fund Loan
                       Term Loan         Loan         Fund Loan     Total Dollar    Commitment      Commitment      Commitment
       Banks           Commitment     Commitment      Commitment     Commitment       Ratio            Ratio           Ratio
-------------------  --------------  -------------  --------------  ------------  --------------  ---------------  -------------
Toronto              $ 9,856,000.01  $  703,999.99  $25,750,000.00  $ 36,310,000     3.520000001%    3.519999983%  30.294117647%
Dominion
(Texas), Inc.

Chemical Bank         13,189,333.33   2,370,666.67  $25,750,000.00    41,310,000     4.710476190%   11.853333333%  30.294117647%

CIBC Inc.             33,189,333.33   2,370,666.67            0.00    35,560,000    11.853333333%   11.853333333%   0.000000000%

Credit Lyonnais       33,189,333.33   2,370,666.67            0.00    35,560,000    11.853333333%   11.853333333%   0.000000000%
Cayman Island
Branch

NationsBank,          33,189,333.33   2,370,666.67            0.00    35,560,000    11.853333333%   11.853333333%   0.000000000%
N.A. (f/k/a
NationsBank,
N.A.
(Carolinas))

Banque Paribas        19,026,666.67   2,073,333.33            0.00    21,100,000     6.795238095%   10.366666667%   0.000000000%

Union Bank            29,026,666.67   2,073,333.33            0.00    31,100,000    10.366666667%   10.366666667%   0.000000000%

CoreStates            14,000,000.00   1,000,000.00    5,000,000.00    20,000,000     5.000000000%    5.000000000%   5.882352941%
Bank, N.A.

                                      Portion of
                       Portion of      Revolving      Portion of                    Term Loan     Revolving Loan     Fund Loan
                       Term Loan         Loan         Fund Loan     Total Dollar    Commitment      Commitment      Commitment
       Banks           Commitment     Commitment      Commitment     Commitment       Ratio            Ratio           Ratio
-------------------  --------------  -------------  --------------  ------------  --------------  ---------------  -------------
The Long-Term         14,000,000.00   1,000,000.00            0.00    15,000,000    5.000000000%     5.000000000%   0.000000000%
Credit Bank of
Japan, Ltd.

Mercantile Bank       14,000,000.00   1,000,000.00            0.00    15,000,000    5.000000000%     5.000000000%   0.000000000%
of St. Louis
National
Association

NatWest Bank          14,000,000.00   1,000,000.00            0.00    15,000,000    5.000000000%     5.000000000%   0.000000000%
N.A.

First National        14,000,000.00   1,000,000.00            0.00    15,000,000    5.000000000%     5.000000000%   0.000000000%
Bank of
Maryland

Van Kampen            30,000,000.00           0.00    8,500,000.00    38,500,000   10.714285714%     0.000000000%  10.000000000%
American
Capital Prime
Rate Income
Trust (f/k/a Van
Kampen Merritt
Prime Rate
Income Trust)

Banque                 9,333,333.33     666,666.67            0.00    10,000,000    3.333333332%     3.333333350%   0.000000000%
Francaise du
Commerce
Exterieur

Prime Income                   0.00           0.00   10,000,000.00    10,000,000    0.000000000%     0.000000000%  11.764705882%
Trust

Merrill Lynch                  0.00           0.00    5,000,000.00     5,000,000    0.000000000%     0.000000000%   5.882352941%
Senior Floating
Rate Fund, Inc.

Senior Debt                    0.00           0.00    5,000,000.00     5,000,000    0.000000000%     0.000000000%   5.882352941%
Portfolio

      Total           $ 280,000,000   $ 20,000,000  $85,000,000.00  $385,000,000            100%             100%           100%"

          "`Fund Loan Notes' shall mean those certain term promissory notes
            ---------------
     (including Registered Notes) in the aggregate principal amount of $85,000,000, one such note issued to each of the Banks having a Fund Loan Commitment by the Borrower, each one substantially in the form of Exhibit A
                                                                       ---------
     to the Second Amendment to this Agreement, and any extensions, renewals, amendments or substitutions to any of the foregoing."

          "'Revolving Loan Notes' shall mean those certain amended and restated
            --------------------
     revolving promissory notes (including Registered Notes) in the aggregate principal amount of $20,000,000, one such note issued to each of the Banks having a Revolving Loan Commitment hereunder by the Borrower, each one substantially in the form of Exhibit E attached hereto, and any extensions,
                                  ---------
     renewals, amendments or substitutions to any of the foregoing."

          "'Term Loan Notes' shall mean those certain amended and restated term
            ---------------
     promissory notes (including Registered Notes) in the aggregate principal amount of $280,000,000, one such note issued to each of the Banks having a Term Loan Commitment by the Borrower, each one substantially in the form of
     Exhibit I attached hereto, and any extensions, renewals, amendments or
     ---------
     substitutions to any of the foregoing."

     (b)  Article 1 of the Loan Agreement, Definitions, is hereby further
                                           -----------
amended by adding the following definitions in the appropriate alphabetical order:

          "'Non-U.S. Bank' shall have the meaning ascribed to such term in
            -------------
     Section 2.8(a) hereof."

          "'Register' shall have the meaning ascribed to such term in Section
            --------
     11.5(f) hereof."

          "'Registered Noteholder' shall mean each Non-U.S.Bank that requests or
            ---------------------
     holds a Registered Note pursuant to Section 2.8(a) hereof or registers its Loans pursuant to Section 11.5(f) hereof."

          "'Registered Notes' shall mean those certain Notes that have been
            ----------------
     issued in registered form in accordance with Sections 2.8(a) and 11.5(f) hereof and each of which bears the following legend: 'This is a Registered Note, and this Registered Note and the Loans evidenced hereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer on the Register and in compliance with all other requirements provided for in the Loan Agreement.'"

          "'U.S. Person' shall mean a citizen or resident of the United States
            -----------
     of America, a corporation, partnership or other entity created or organized in or under any laws of the United States of America, or any estate or trust that is subject to Federal income taxation regardless of the source of its income."

     (2)  Amendments to Article 2.
          -----------------------

     (a)  Section 2.1 of the Loan Agreement, The Loans, is hereby amended by
                                             ---------
deleting existing subsection (c) thereto in its entirety and by substituting the following in lieu thereof:

          "(c)  Fund Loans.  The Banks who have issued a Fund Loan Commitment
                ----------
     agree, severally in accordance with their respective Commitment Ratios relating to the Fund Loan Commitment, and not jointly, upon the terms and subject to the conditions of this Agreement, to lend to the Borrower: (i) an aggregate amount not to exceed $75,000,000 under the Fund Loan Commitment on the date of the First Amendment to this Agreement; and (ii) provided that the Omega Acquisition Date occurs on or before March 31, 1996, and provided further that not less than fifteen (15) days prior to the Omega Acquisition Date, the Borrower shall have provided the Administrative Agent with copies of the Omega Acquisition Agreement and all other documents related to the transfer of the Omega Assets to the Borrower, including, without limitation, lien search results from appropriate jurisdictions with respect to the Omega Assets, all of which shall be certified by an Authorized Signatory to be true, complete and correct, and all of which shall be in form and substance satisfactory to the Administrative Agent, an aggregate amount not to exceed $10,000,000 under the Fund Loan Commitment on the Omega Acquisition Date. Advances under the Fund Loan Commitment may be repaid and reborrowed as provided in
     Section 2.2(b) and 2.2(c) hereof, as applicable, in order to effect changes in the Interest Rate Bases applicable to Advances thereunder, provided,
                                                                   --------
     however, that there shall be no net increase in the aggregate principal
     -------
     amount outstanding under the Fund Loan Commitment on any date other than the date of the First Amendment to this Agreement or the Omega Acquisition Date. In any event, the Fund Loan Commitment shall terminate upon the earlier to occur of the close of business on the Omega Acquisition Date or March 31, 1996."

     (b)  Section 2.8 of the Loan Agreement, Notes; Loan Accounts, is hereby
                                             --------------------
amended by adding the following at the end of existing Section 2.8(a):

     "Any Bank (i) which is not a U.S. Person (a "Non-U.S. Bank") and (ii) which
                                                  -------------
     could become completely exempt from withholding of United States Federal income taxes in respect of payment of any obligations due to such Bank hereunder relating to any of its Loans if such Loans were in registered form for United States Federal income tax purposes may request the Borrower (through the Administrative Agent), and the Borrower agrees thereupon, to register such Loans as provided in Section 11.5(f) hereof and to issue to such Bank Notes evidencing such Loans as Registered Notes or to exchange Notes evidencing such Loans for new Registered Notes, as applicable. Registered Notes may not be exchanged for Notes that are not in registered form."

     (c)  Section 2.9 of the Loan Agreement, Manner of Payment, is hereby
                                             -----------------
amended by adding to Section 2.9(d) the phrase ", Form W-8" immediately after the phrase "Form 4224" appearing in the first sentence thereof.

     (d)  Section 2.9 of the Loan Agreement, Manner of Payment, is hereby
                                             -----------------
further amended by adding the following after the first sentence of existing
Section 2.9(d):

     "Each Registered Noteholder (or, if such Registered Noteholder is not the beneficial owner thereof, such beneficial owner) shall deliver to the Borrower (with a copy to the Administrative Agent) prior to or at the time it becomes a Registered Noteholder, the applicable form described in the first sentence of this Section 2.9(d) (or such successor and related forms as may from time to time be adopted by the relevant taxing authorities of the United States of America), together with an annual certificate stating that such Registered Noteholder or beneficial owner, as the case may be, is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and is not otherwise described in Section 881(c)(3) of the Code. Each Registered Noteholder or beneficial owner, as the case may be, shall promptly notify the Borrower (with a copy to the Administrative Agent) if at any time, such Registered Noteholder or beneficial owner, as the case may be, determines that it is no longer in a position to make the certification made in such certificate to the Borrower (or any other form of certification adopted by the relevant taxing authorities of the United States of America for such purposes)."

     3.   Amendments to Article 11.
          ------------------------

     (a)  Section 11.1 of the Loan Agreement, Notices, is hereby amended by
                                              -------
adding the following to Section 11.1(a)(iii) immediately before the last sentence thereof:

          "Prime Income Trust
          c/o Dean Witter InterCapital, Inc.
          Two World Trade Center
          New York, New York  10048
          Attn:  Rafael Scolari

          Merrill Lynch Senior Floating Rate Fund, Inc.
          c/o Merrill Lynch Asset Management
          800 Scudders Mill Road
          Plainsboro, New Jersey  08536
          Attn:  Anthony Clemente

          Senior Debt Portfolio
          c/o Eaton Vance
          24 Federal Street
          Boston, Massachusetts  02110
          Attn:  Jeffrey Garner"

     (b)  Section 11.5 of the Loan Agreement, Assignment, is hereby amended by
                                              ----------
deleting the introductory paragraph to existing subsection (c) thereof and subparagraph (i) thereof in their respective entireties and by substituting the following therefor:

          "(c) Each of the Banks may at any time enter into assignment agreements (but not participations) with one or more other banks or other Persons pursuant to which each Bank may assign its interests under this Agreement and the other Loan Documents, including, without limitation, its interest in any particular Advance or portion thereof, provided, that (1)
                                                            --------
     all assignments with respect to the Term Loan Commitment or Advances thereunder (other than assignments described in clause (b) hereof) shall be in minimum aggregate principal amounts of $10,000,000 (unless, after giving effect to all contemporaneous assignments to the applicable assignee, such assignee has a minimum commitment under the Term Loan Commitment of $10,000,000), (2) all assignments with respect to the Revolving Loan Commitment and Advances thereunder (other than assignments described in clause (b) hereof) shall be in minimum aggregate principal amounts of $10,000,000 (unless, after giving effect to all contemporaneous assignments to the applicable assignee, such assignee has a minimum commitment under the Revolving Loan Commitment of $10,000,000), (3) all assignments with respect to the Fund Loan Commitment and Advances thereunder (other than assignments described in clause (b) hereof and assignments by Toronto Dominion (Texas), Inc. and Chemical Bank of their respective interests under the Fund Loan Commitment and Advances thereunder) shall be in minimum aggregate principal amounts of $5,000,000 (unless, after giving effect to all contemporaneous assignments to the applicable assignee, such assignee has a minimum commitment under the Fund Loan Commitment of $5,000,000), (4) without the prior consent of the Borrower, no Bank (other than Toronto Dominion (Texas), Inc. and Chemical Bank with respect to their respective interests under the Fund Loan Commitment and Advances thereunder) may assign more than forty-nine percent (49%) of its interests hereunder, unless such Bank is selling one hundred percent (100%) of its interests hereunder, and (5) all assignments (other than assignments described in clause (b) hereof) shall be subject to the following additional terms and conditions:

               "(i) No assignment (except assignments permitted in Section 11.5(b) hereof) shall be sold without the prior consent of the Administrative Agent and, prior to the occurrence and continuation of an Event of Default, the consent of the Borrower, which consents shall not be unreasonably withheld;".

     (c)  Section 11.5 of the Loan Agreement, Assignment, is hereby further
                                              ----------
amended by adding the following as new subsections (f) and (g) thereof:

          "(f) The Administrative Agent, acting, for this purpose only, as agent of the Borrower shall maintain, at no extra charge to the Borrower, a register (the "Register") at the address to which notices to the
                    --------
     Administrative Agent are to be sent under Section 11.1 hereof) on which Register the Administrative Agent shall enter the name, address and taxpayer identification number (if provided) of the registered owner of the Loans evidenced by a Registered Note or, upon the request of the registered owner, for which a Registered Note has been requested. A Registered Note and the Loans evidenced thereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer of such Registered Note and the Loans evidenced thereby on the Register. Any assignment or transfer of all or part of such Loans and the Registered Note evidencing the same shall be registered on the Register only upon compliance with the other provisions of this Section 11.5 and surrender for registration of assignment or transfer of the Registered Note evidencing such Loans, duly endorsed by (or accompanied by a written instrument of assignment or transfer duly executed by) the Registered Noteholder thereof, and thereupon one or more new Registered Notes in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s) and, if less than the aggregate principal amount of such Registered Notes is thereby transferred, the assignor or transferor. Prior to the due presentment for registration of transfer of any Registered Note, the Borrower and the Administrative Agent shall treat the Person in whose name such Loans and the Registered Note evidencing the same is registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding any notice to the contrary.

          "(g) The Register shall be available for inspection by the Borrower and any Bank at any reasonable time during the Administrative Agent's regular business hours upon reasonable prior notice."

     4.   Counterparts.  This Amendment may be executed in any number of
          ------------
counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

     5.   Governing Law.  This Amendment shall be construed in accordance with
          -------------
and governed by the laws of the State of New York.

     6.   Severability.  Any provision of this Amendment which is prohibited or
          ------------
unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

     7.   No Other Amendment or Waiver.  Except for the amendments set forth
          ----------------------------
above, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect. No waiver by the Administrative Agent, the other Agents or the Banks under the Loan Agreement or any other Loan Document is granted or intended except as expressly set forth herein, and the Administrative Agent, the other Agents and the Banks expressly reserve the right to require strict compliance in all other respects (whether or not in connection with any Requests for Advance). Except as set forth herein, the amendments agreed to herein shall not constitute a modification of the Loan Agreement or any of the other Loan Documents, or a course of dealing with the Administrative Agent, the other Agents and the Banks, or any of them, at variance with the Loan Agreement or any of the other Loan Documents, such as to require further notice by the Administrative Agent, the other Agents, the Banks, the Majority Banks, or any of them, to require strict compliance with the terms of the Loan Agreement and the other Loan Documents in the future.

     8.   Representations and Warranties.  The Borrower hereby represents and
          ------------------------------
warrants in favor of the Agents and the Banks as follows:

     (a) The Borrower has the partnership power and authority (i) to enter into this Amendment and (ii) to do all other acts and things as are required or contemplated hereunder to be done, observed and performed by it;

     (b) This Amendment has been duly authorized, validly executed and delivered by one or more Authorized Signatories of the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject, as to enforcement of remedies, to the following qualifications: (i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law, and (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Borrower); and

     (c) The execution and delivery of this Amendment, the performance by the Borrower under the Loan Agreement and the other Loan Documents to which it is a party, as amended hereby, do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower which has not already been obtained, nor is in contravention of or in conflict with the partnership agreement or other similar agreement of the Borrower, or the provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking, to which the Borrower is a party or by which any of its assets or properties are or may become bound.

     9.   Conditions Precedent.  The effectiveness of this Amendment is subject
          --------------------
to the prior fulfillment of each of the following conditions:

     (a) Toronto Dominion (Texas), Inc., Chemical Bank and the New Banks shall each have received a duly executed Fund Loan Note in substantially the form attached hereto as Exhibit A, which promissory notes shall be deemed to be
                   ---------
"Notes" under the Loan Agreement and the other Loan Documents for all purposes hereafter;

     (b) The Administrative Agent or the Banks, as appropriate, shall have received all such other documents as the Administrative Agent or any Bank may reasonably request, certified by an appropriate governmental official or an Authorized Signatory if so reasonably requested.

     10.  Effective Date. Upon satisfaction of the conditions precedent referred
          --------------
to in Section 9 above, this Amendment shall be effective as of January 16, 1996.

     11.  Loan Documents. This document shall be deemed to be a Loan Document
          --------------
for all purposes.

             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused it to be executed under seal by their duly authorized officers, all as of the day and year first above written.


BORROWER:                     CHARTER COMMUNICATIONS ENTERTAINMENT I, L.P.,
                              a Delaware limited partnership

                              By: Its General Partner

                              CCA ACQUISITION CORP., a Delaware corporation

                              By:  /s/  Jeffrey Sanders
                                 -------------------------------------------
                                 Its:   Executive Vice President


ADMINISTRATIVE AGENT:         TORONTO DOMINION (TEXAS), INC., as
                              Administrative Agent


                              By:  /s/ Melissa B. Nigro
                                 -------------------------------------------
                                 Its:   Vice President


DOCUMENTATION AGENTS:         TORONTO DOMINION (TEXAS), INC., as a
                              Documentation Agent


                              By:  /s/  Melissa B. Nigro
                                 -------------------------------------------
                                 Its:   Vice President


                              CHEMICAL BANK, as a Documentation
                              Agent


                              By:  /s/  John C. Huber III
                                 -------------------------------------------
                                 Its:   Managing Director


SECOND AMENDMENT TO LOAN AGREEMENT
CHARTER COMMUNICATIONS ENTERTAINMENT I, L.P.

Signature Page 1

MANAGING AGENTS:              TORONTO DOMINION (TEXAS), INC., as a
                              Managing Agent

                                   /s/ Melissa B. Nigro
                              By: __________________________________________
                                   Its: Vice President


                              CHEMICAL BANK, as a Managing Agent

                                   /s/ John J. Huber III
                              By: __________________________________________
                                   Its: Managing Director


                              CIBC INC., as a Managing Agent

                                   /s/ Matthew B. Jones
                              By: __________________________________________
                                   Its: Vice President


                              CREDIT LYONNAIS CAYMAN ISLAND BRANCH,
                              as a Managing Agent

                                   /s/ James E. Morris
                              By: __________________________________________
                                   Its: Vice President


                              NATIONSBANK, N.A. (f/k/a NationsBank,
                              N.A. (Carolinas)), as a Managing Agent

                                   /s/ Jennifer Zydney
                              By: __________________________________________
                                   Its: Vice President


CO-AGENTS:                    BANQUE PARIBAS, as a Co-Agent

                                   /s/ John G. Acker
                              By: __________________________________________
                                   Its: Vice President

                                   /s/ Thomas Brandt
                              By: __________________________________________
                                   Its: Vice President

SECOND AMENDMENT TO LOAN AGREEMENT
CHARTER COMMUNICATIONS ENTERTAINMENT I, L.P.

Signature Page 2

                              UNION BANK, as a Co-Agent

                                   /s/ Gabe Renga
                              By: __________________________________________
                                   Its: Senior Vice President


BANKS:                        TORONTO DOMINION (TEXAS), INC., as a
                              Bank

                                   /s/ Melissa B. Nigro
                              By: __________________________________________
                                   Its: Vice President


                              CHEMICAL BANK, as a Bank

                                   /s/ John J. Huber III
                              By: __________________________________________
                                   Its: Managing Director


                              CIBC INC., as a Bank

                                   /s/ Matthew B. Jones
                              By: __________________________________________
                                   Its: Vice President

                              CREDIT LYONNAIS CAYMAN ISLAND BRANCH,
                              as a Bank

                                   /s/ James E. Morris
                              By: __________________________________________
                                   Its: Vice President


                              NATIONSBANK, N.A. (f/k/a NationsBank,
                              N.A. (Carolinas)), as a Bank

                                   /s/ Jennifer Zydney
                              By: __________________________________________
                                   Its: Vice President


                              BANQUE PARIBAS, as a Bank

                                   /s/ John G. Acker
                              By: __________________________________________
                                   Its: Vice President

                                   /s/ Thomas Brandt
                              By: __________________________________________
                                   Its: Vice President


SECOND AMENDMENT TO LOAN AGREEMENT
CHARTER COMMUNICATIONS ENTERTAINMENT I, L.P.

Signature Page 3

                              UNION BANK, as a Bank

                                   /s/ Gabe Renga
                              By: __________________________________________
                                   Its: Senior Vice President


                              CORESTATES BANK, N.A., as a Bank

                                   /s/ Anthony B. Parisi
                              By: __________________________________________
                                   Its: Assistant Vice President



                              THE LONG-TERM CREDIT BANK OF JAPAN,
                              LTD., as a Bank

                                   /s/ Armund Schoen, Jr
                              By: __________________________________________
                                   Its: Vice President



                              MERCANTILE BANK OF ST. LOUIS
                              NATIONAL ASSOCIATION, as a Bank

                                   /s/ Gregory D. Knudsen
                              By: __________________________________________
                                   Its: Vice President



                              NATWEST BANK N.A., as a Bank


                                   /s/ Adam Bester
                              By: __________________________________________
                                   Its: Vice President



                              FIRST NATIONAL BANK OF MARYLAND, as a
                              Bank

                                   /s/ Mark L. Cook
                              By: __________________________________________
                                   Its: Vice President


SECOND AMENDMENT TO LOAN AGREEMENT
CHARTER COMMUNICATIONS ENTERTAINMENT I, L.P.
Signature Page 4

                              VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST (f/k/a Van Kampen Merritt Prime Rate Income Trust), as a Bank

                                   /s/ Jeffrey W. Maillet
                              By: __________________________________________
                                   Its: Senior Vice President



                              BANQUE FRANCAISE DU COMMERCE EXTERIEUR,
                              as a Bank

                                   /s/ Frederick K. Kammler
                              By: __________________________________________
                                   Its: Vice President

                                   /s/ William C. Maier
                              By: __________________________________________
                                   Its: Vice President



                              PRIME INCOME TRUST, as a Bank

                                   /s/ Rafael Scolari
                              By: __________________________________________
                                   Its: Vice President - Portfolio Manager



                              SENIOR DEBT PORTFOLIO, as a Bank
                              By:  Boston Management and Research, as
                                   Investment Advisor

                                   /s/ Barbara Campbell
                              By: __________________________________________
                                   Its: Assistant Treasurer



                              MERRILL LYNCH SENIOR FLOATING RATE FUND,
                              INC., as a Bank

                                   /s/ Anthony R. Clemente
                              By: __________________________________________
                                   Its: Authorized Signatory


SECOND AMENDMENT TO LOAN AGREEMENT
CHARTER COMMUNICATIONS ENTERTAINMENT I, L.P.
Signature Page 5